                                                  ------------------------------
                                                           OMB APPROVAL
                                                  ------------------------------
                                                  OMB Number:         3235-0059
                                                  Expires:     January 31, 2008
                                                  Estimated average burden
                                                  hours per response ........14.
                                                  ------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                       Act of 1934 (Amendment No.        )

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)  Filing Party:

--------------------------------------------------------------------------------

     4)  Date Filed:

--------------------------------------------------------------------------------

For shareholders of:                                       (JANUS LOGO)

Janus Money Market Fund
Janus Government Money Market Fund
                                                              ____________, 2006
Dear Shareholder:

         The Board of Trustees for your Fund recently approved a reorganization of the Institutional Shares and Services Shares of the above-referenced money market funds (each a "Fund" and, together, the "Funds"). The purpose of this reorganization, which requires shareholder approval, is to exchange the Funds' Institutional Shares and Services Shares out of Janus Capital Management LLC's ("Janus Capital") retail fund investor structure and into the corresponding series of a new fund in Janus Capital's institutional structure, which is designed specifically for institutional investors and funds sold through intermediaries. The reorganization is intended to maintain the status quo for Fund shareholders so that after the reorganization you will have the same account value, and your new fund will have the same investment objective, policies and strategies, portfolio managers, and fee structure as your current Fund. The reorganization is not expected to have any adverse tax consequences for Fund shareholders, and the Funds will bear none of the costs of the reorganization.

         Janus Capital's recommendation to reorganize the Institutional and Service Shares will allow Janus Capital to enhance distribution capabilities, create a more efficient product line and better meet the needs of its investors.

         The chart below shows the results of the proposed reorganization:

SHAREHOLDER CURRENTLY OWNS:                                  SHAREHOLDER WOULD OWN:
----------------------------------------------------         ---------------------------------------------------
Janus Money Market Fund         Institutional Shares         Janus Institutional Money      Institutional Shares
                                Service Shares               Market Fund                    Service Shares

Janus Government Money Market   Institutional Shares         Janus Institutional            Institutional Shares
Fund                            Service Shares               Government Money Market Fund   Service Shares

         Please note that the new funds and each current Fund seek to maintain a net asset value of $1.00 per share pursuant to Rule 2a-7 under the Investment Company Act of 1940. Also, after the reorganization, you will have substantially the same shareholder rights and privileges--you will be able to exchange shares among the funds in Janus Capital's institutional/intermediary structure, and will maintain all rights and privileges in the new funds. Additional details about the proposed reorganizations are described in the enclosed Q&A and Proxy Statement.

         YOUR FUND'S BOARD OF TRUSTEES BELIEVES THE PROPOSED REORGANIZATIONS ARE IN THE BEST INTEREST OF SHAREHOLDERS AND HAS RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THEIR RESPECTIVE REORGANIZATION.

         You can vote in one of four ways:

         BY MAIL with the enclosed proxy card;
         BY INTERNET through the website listed in the proxy voting instructions;
         BY TELEPHONE using the toll-free number listed in the proxy voting instructions; or
         IN PERSON at the special shareholder meeting on February 1, 2007.

         Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposals, please call our proxy solicitor, Computershare Fund Services, at _____________.

         Thank you for your consideration of these important proposals. We value you as a shareholder and look forward to continuing our relationship with you.

                                            Sincerely,

                                            /s/ Gary D. Black

                                            Gary D. Black
                                            Chief Executive Officer and
                                            Chief Investment Officer of
                                            Janus Capital Management LLC

                                  [JANUS LOGO]

                              JANUS INVESTMENT FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

         Notice is hereby given that a Special Meeting of Shareholders of the Institutional Shares and Service Shares classes of Janus Money Market Fund and Janus Government Money Market Fund (each a "Fund" and, collectively, the "Funds"), each a series of Janus Investment Fund (the "Trust"), has been called to be held at JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on February 1, 2007, at 10:00 a.m. Mountain time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, holders of Institutional Shares and Service Shares classes of each Fund will be asked to vote on the proposal set forth below for their shares of each Fund and to transact such other business, if any, as may properly come before the Meeting:

         (1) (Janus Money Market Fund -- Institutional Shares) To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of the assets relating to the Institutional Shares of Janus Money Market Fund to Institutional Shares of Janus Institutional Money Market Fund (a corresponding series of Janus Adviser Series);

         (2) (Janus Money Market Fund -- Service Shares) To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of the assets relating to the Service Shares of Janus Money Market Fund to Service Shares of Janus Institutional Money Market Fund (a corresponding series of Janus Adviser Series);

         (3) (Janus Government Money Market Fund -- Institutional Shares) To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of the assets relating to the Institutional Shares of Janus Government Money Market Fund to Institutional Shares of Janus Institutional Government Money Market Fund (a corresponding series of Janus Adviser Series); and

         (4) (Janus Government Money Market Fund -- Service Shares) To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of the assets relating to the Service Shares of Janus Government Money Market Fund to Service Shares of Janus Institutional Government Money Market Fund (a corresponding series of Janus Adviser Series).

         Shareholders of record of Institutional and Service Shares classes of each Fund as of the close of business on October 20, 2006, will receive notice of the Meeting and will be entitled to vote at the Meeting.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD(s) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(s). IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                        By order of the Board of Trustees,

                                        /s/ Kelley Abbott Howes

                                        Kelley Abbott Howes
                                        President and Chief Executive Officer of
                                        Janus Investment Fund

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                            REGISTRATION                                VALID SIGNATURE
--------------------------------------------------------------------  -------------------
Corporate Account
(1)     ABC Corp....................................................  ABC Corp.
(2)     ABC Corp....................................................  John Doe, Treasurer
(3)     ABC Corp. c/o John Doe, Treasurer...........................  John Doe
(4)     ABC Corp. Profit Sharing Plan...............................  John Doe, Trustee

Trust Account
(1)     ABC Trust...................................................  Jane B. Doe, Trustee
(2)     Jane B. Doe, Trustee u/t/d 12/28/78.........................  Jane B. Doe

Custodial or Estate Account.........................................
(1)     John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA..........  John B. Smith
(2)     Estate of John B. Smith.....................................  John B. Smith, Jr., Executor

                                          , 2006


                              JANUS INVESTMENT FUND

                             JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                    (INSTITUTIONAL SHARES AND SERVICE SHARES)
                               151 DETROIT STREET
                             DENVER, COLORADO 80206


                         SPECIAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT

         This is a Proxy Statement for Janus Money Market Fund and Janus Government Money Market Fund (each, a "Fund" and, collectively the "Funds"), each a series of Janus Investment Fund (the "Trust"). Proxies for a Special Meeting of Shareholders of the Institutional Shares and Service Shares of each Fund are being solicited by the Board of Trustees of the Trust (the "Board," the "Board of Trustees" or the "Trustees") to approve the following proposals that have already been approved by the Board:

         (1) (Janus Money Market Fund -- Institutional Shares) To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of the assets relating to the Institutional Shares of Janus Money Market Fund to Institutional Shares of Janus Institutional Money Market Fund (a corresponding series of Janus Adviser Series);

         (2) (Janus Money Market Fund -- Service Shares) To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of the assets relating to the Service Shares of Janus Money Market Fund to Service Shares of Janus Institutional Money Market Fund (a corresponding series of Janus Adviser Series);

         (3) (Janus Government Money Market Fund -- Institutional Shares) To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of the assets relating to the Institutional Shares of Janus Government Money Market Fund to Institutional Shares of Janus Institutional Government Money Market Fund (a corresponding series of Janus Adviser Series); and

         (4) (Janus Government Money Market Fund -- Service Shares) To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of the assets relating to the Service Shares of Janus Government Money Market Fund to Service Shares of Janus Institutional Government Money Market Fund (a corresponding series of Janus Adviser Series).

         Any shareholder of record who owned Institutional Shares or Service Shares of a Fund as of the close of business on October 20, 2006 (the "Record Date"), will receive notice of the Meeting (as defined below) and will be entitled to vote at the Meeting.

         The Meeting will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on February 1, 2007 at 10:00 a.m. Mountain time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting").

         At the Meeting, you will be asked to vote on the proposal for your class of each Fund. You should read the entire Proxy Statement before voting. If you have any questions, please call ___________________. The Proxy Statement, Notice of Special Meeting, and the proxy cards are first being mailed to shareholders on or about [ November 6 ], 2006.

         THE FUNDS PROVIDE ANNUAL AND SEMI-ANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-800-295-2687, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

                              QUESTIONS AND ANSWERS

WHAT IS BEING PROPOSED?

         You are being asked to approve the transactions contemplated under an Agreement and Plan of Reorganization for your class of each Fund. Pursuant to the transactions, which we refer to as the "Reorganization," the Institutional Shares and Service Shares classes of Janus Money Market Fund and Janus Government Money Market Fund (each, a "Current Fund" and, together, the "Current Funds") will be "spun off" to corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, each of which is a new series of Janus Adviser Series (each, a "New Fund" and, together, the "New Funds"). After the Reorganization, you will own shares of a corresponding class of a New Fund equal in number and value to the shares you owned immediately before the Reorganization.


WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

         The Board of Trustees recommends that shareholders vote FOR the proposal applicable to your class of each Fund.

WHY IS THE REORGANIZATION BEING PROPOSED?

         The proposals are part of a program initiated by Janus Capital to reorganize the money market funds offered by Janus Capital. Currently, the money market funds are series of Janus Investment Fund, which is primarily designed for retail investors. The primary purpose of the proposal is to create separate retail money market funds and institutional money market funds, rather than the current multiple class structure, in order to better meet the needs of investors. Janus Capital believes the proposal will benefit institutional investors by providing Janus Capital with more flexibility to tailor its services and products to the demands of the institutional marketplace, and will benefit retail investors because such investors will avoid the costs associated with such institutional services. Janus Capital believes that the Reorganization will result in a more efficient product line and will allow Janus Capital to better meet the different needs of investors.

WILL THE REORGANIZATION RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE, POLICIES, OR STRATEGIES OF THE FUNDS?

         No. Each New Fund will have the investment objective, policies, and strategies identical to those of the corresponding Current Fund. Each New Fund and each Current Fund seek to maintain a net asset value of $1.00 per share pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). You should be aware, of course, that Janus Adviser Series will be separate from the Trust, so the investment performance of the New Funds will not be the same as that of the Current Funds -- it could be better or worse due to differences in asset size, cash flows or other factors.


HOW WILL THE REORGANIZATION AFFECT FEES AND EXPENSES?

         The fee structure of the New Funds will be identical to your Current Fund; however, assets will be lower immediately following the Reorganization. Janus Capital has agreed to contractually waive a portion of the fees for advisory and administrative services through December 1, 2008 that will be payable by the New Funds to Janus Capital under advisory and administration agreements that will be entered into in connection with the Reorganization. Janus Capital is waiving such fees for the Current Funds on a voluntary basis.

         In addition, Janus Capital will pay all the fees associated with the Reorganization, including the cost of providing these materials to you. Neither the Trust nor Janus Adviser Series -- nor you as a shareholder -- will bear these costs.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

         If shareholders of a class approve the Reorganization, all shareholders of that class on the Reorganization date will be deemed to have requested a redemption of their shares for federal income tax purposes (a "redemption on demand") as of the Reorganization date. The Fund is not expected to realize any gain or loss in connection with a redemption-on-demand transaction. Like any other redemption, a redemption on demand will be a taxable event for shareholders. However, you are not expected to have any capital gain or loss because each Fund seeks to maintain a stable net asset value of $1.00 per share. Nevertheless, you may wish to consult a tax adviser for more information on your own tax situation.

WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

         If shareholders of the Institutional Shares or Service Shares classes of a Fund do not approve the proposal applicable to their class of shares, then the Reorganization will not take effect with respect to that class and the Trustees would take such action as they deem to be in the best interests of that class, including soliciting additional proxies. Additionally, if shareholders of any class do not approve the proposal with respect to their class of shares, the trustees of the Trust or of Janus Adviser Series may elect not to implement the Reorganization with respect to that Fund or any of the Funds.

HOW DO I VOTE MY SHARES?

         You can vote in any one of four ways:

              - BY MAIL, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;
              - BY INTERNET through the website by going to the website listed on your proxy card;
              - BY TELEPHONE using the toll-free number listed on your proxy card; or
              - IN PERSON, by attending the Special Meeting of Shareholders on February 1, 2007 (or any adjournment or postponement thereof).

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

         Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy; or (iii) attending the Meeting and voting in person. Even if you plan to vote at the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposals.

WHAT IS THE REQUIRED VOTE TO APPROVE EACH PROPOSAL?

         Approval of each proposal will require the affirmative vote of a "majority of the outstanding voting securities" of each of the Institutional Shares and Service Shares classes of each Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares present a the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THE PROXY STATEMENT?

         Please call Computershare Fund Services, your Fund's proxy solicitor, at [_____________________].

                                    PROPOSAL

               APPROVAL OF A PLAN OF REORGANIZATION FOR EACH FUND

INTRODUCTION

         Janus Money Market Fund and Janus Government Money Market Fund (each, a "Current Fund" and, together, the "Current Funds") are separate series of Janus Investment Fund (the "Current Trust"), a Massachusetts business trust. Each Current Fund offers three classes of shares: Investor Shares, Institutional Shares, and Service Shares. Investor Shares are designed primarily for retail investors; Institutional Shares are designed primarily for large institutional and individual investors; and Service Shares are designed for sale primarily through banks and other financial intermediaries.

         At a meeting of the Trustees of Janus Investment Fund held on October 6, 2006, the Trustees approved an Agreement and Plan of Reorganization, which would result in the transfer of the assets and liabilities relating to the Institutional Shares and Service Shares classes of Janus Money Market Fund to corresponding Institutional Shares and Service Shares classes of Janus Institutional Money Market Fund; and the Institutional Shares and Service Shares of Janus Government Money Market Fund to corresponding Institutional Shares and Service Shares classes of Janus Institutional Government Money Market Fund. Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (each, a "New Fund" and, together, the "New Funds") are newly established series of Janus Adviser Series (the "New Trust"). Pursuant to the transactions under the Agreement and Plan of Reorganization, which we refer to as the "Reorganization," the Institutional Shares and Service Shares classes of Janus Money Market Fund and Janus Government Money Market Fund will be "spun off" to corresponding classes of two New Funds of the New Trust in a two-step process described below. After the Reorganization, you will own shares of a corresponding class of a New Fund of the New Trust equal in number and value to the shares you owned immediately before the Reorganization. Janus Capital will bear all costs associated with the Reorganization.

         For the reasons set forth below under "Reasons for the Reorganization," the Trustees of the Current Trust, including the Trustees who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), have unanimously determined that the Reorganization is in the best interests of each Current Fund and that the interests of shareholders of each Current Fund will not be diluted as a result of the Reorganization.

         You are being asked to approve the transactions contemplated under the Agreement and Plan of Reorganization. If shareholders approve the proposal with respect to their class of each Fund, the Trustees and officers of Janus Investment Fund will execute and implement the Agreement and Plan of Reorganization. If approved, we expect the Reorganization to take effect on or about February 23, 2007, or as soon as practicable thereafter.

SUMMARY OF THE REORGANIZATION AGREEMENT

         The important terms of the Agreement and Plan of Reorganization (referred to as the "Agreement") are summarized below. This summary is qualified in its entirety by reference to the Agreement itself, which is set forth in Exhibit A to this Proxy Statement.

         CREATION OF NEW FUNDS. Prior to the Closing Date, the Trustees of the New Trust will have adopted for each New Fund investment objectives, policies, and strategies that are identical to those of the corresponding Current Fund. In addition, provided that shareholders have approved the Reorganization, the Trustees of the Current Trust, as sole shareholder of the New Funds, will approve an investment advisory agreement between each New Fund and Janus Capital that is the same in all material respects as the current advisory agreements between each Current Fund and Janus Capital except for the parties, the effective date, and the initial term.

         REDESIGNATION OF TRANSFERRING CLASSES. To facilitate the Reorganization, the Trustees of the Current Trust will designate a new series of the Current Trust that corresponds to each Current Fund (each a "Transferring Fund") and will designate new classes of such series that correspond to the classes participating in the Reorganization (each a "Transferring Class"). Each Current Fund will allocate to its corresponding Transferring Fund a portion of its assets and liabilities having a value equal to the aggregate net asset value of all issued and outstanding Institutional Shares and Service Shares of that Fund. The assets allocated from each Current Fund to its corresponding Transferring Fund generally will include a pro rata share of each securities position in the Current Fund except for (i) securities that are subject to restrictions on resale or transfer, such as private placement securities (other than those that have been deemed liquid), and (ii) rounding off to eliminate fractional shares and odd lots of securities. In other words, we will generally seek to ensure that the Current Fund retains, and the Transferring Fund receives, full lots of securities (rather than odd lots and fractional shares). We will generally seek to allocate restricted securities that have been deemed liquid (which would generally include section 4(2) commercial paper) on a pro rata basis unless precluded by law. To the extent that restrictions on transfer preclude us from allocating to the Transferring Funds private placement securities, we will seek to allocate securities that are comparable in terms of maturity and yield. In addition, assets will be allocated between the Current Fund and the Transferring Fund in a manner such that the deviation between amortized and market value of portfolio securities will be substantially the same before and immediately following the Reorganization with respect to each Fund.

         TRANSFER OF ASSETS AND LIABILITIES. As of the close of the regular trading session of the New York Stock Exchange on the Closing Date (referred to as the "Valuation Time" in the Agreement), each Transferring Fund will transfer, convey and assign all of its assets and liabilities to its corresponding New Fund. In exchange, each New Fund will deliver to the corresponding Transferring Fund a number of full and fractional shares of Institutional Shares and Service Shares, respectively, equal in number to the full and fractional shares of the corresponding class of the Transferring Fund outstanding as of the Valuation Time. Each Current Fund will endeavor to discharge all of its known liabilities and obligations attributable to its Institutional Shares and Service Shares prior to the Closing Date to the extent reasonably practicable.

         For the New Funds, if the cash position of the New Fund is more than one percentage point more than the cash position of the Current Fund just prior to the Reorganization, Janus Capital will bear the cost of investing that excess cash.

         DISTRIBUTION OF NEW FUND SHARES. After the Closing, each Transferring Fund will distribute to shareholders of record, determined as of the Valuation Time, shares of the New Fund corresponding to Institutional Shares and Service Shares, respectively. The distribution will be accomplished by the transfer agent of each New Fund crediting to the account of each shareholder of record of the corresponding Transferring Fund the same number of shares of the New Fund as the shareholder held in the Transferring Fund as of the Valuation Time. All issued and outstanding shares of each Transferring Fund will be canceled. For example, if you held one hundred (100) Institutional Shares of Janus Money Market Fund immediately prior to the Valuation Time, those shares would first be reclassified as one hundred (100) shares of a corresponding class of the Money Market Transferring Fund, and then those shares would be canceled and you would receive one hundred (100) shares of the corresponding class of the New Fund.

         All of these transactions would occur as of the Closing Date. The value of your investment and the number of your shares immediately after the Reorganization will be the same as they were immediately prior to the Reorganization.

         CLOSING DATE. The Closing Date is expected to be on or about February 23, 2007, or such other date as the parties may mutually agree. If on the Closing Date there are certain trading restrictions or disruptions, then the Closing Date will be postponed.

         OTHER PROVISIONS. The obligations of the Current Trust and the New Trust under the Agreement are subject to various conditions as stated in the Agreement. Notwithstanding the approval of the Reorganization by shareholders, the Trustees of the Current Trust or the New Trust may terminate or amend the Agreement under certain circumstances specified in the Agreement. If shareholders of some but not all of the Transferring Classes approve the Reorganization, the Trustees of the Current Trust or the New Trust may terminate the Agreement or may determine to proceed with the Reorganization with respect to the Transferring Classes for which the shareholders approved the Reorganization. At any time prior to the Closing Date, the Trustees of the Current Trust or the New Trust may waive any condition if, in their judgment, the waiver will not have a material adverse effect on the benefits intended under the Agreement to the Funds.

COMPARISON OF CURRENT FUNDS AND NEW FUNDS

         INVESTMENT ADVISER. Janus Capital will serve as investment adviser to the New Funds under agreements that are the same in all material respects as the current agreements for the Current Funds. The new agreements, like the current agreements, provide that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pays all or a portion of the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered interested persons of Janus Capital. The new agreements will include the New Trust as a party rather than the Current Trust, and the initial term of the agreements will be changed to reflect a new effective date. The New Trust has the same address as the Current Trust: 151 Detroit Street, Denver, Colorado 80206-4805. The telephone number for the New Trust is 1-800-525-0020.

         The advisory fee rates in the agreements for the New Funds are identical to the advisory fee rates included in the current agreements for the Current Funds. Janus Capital has agreed to contractually waive one half of the advisory fees through December 1, 2008 that will be payable by the New Funds to Janus Capital under the new agreements. The fees are calculated daily and paid monthly, based on average daily net assets. In addition, Janus Capital has agreed to contractually waive a portion of the administrative services fees through December 1, 2008 that will be payable by the New Funds to Janus Capital under the administration agreements for the New Funds. Such waivers are currently voluntary for the Current Funds.

         Each New Fund will operate separately from its corresponding Current Fund. That means that a New Fund's investment performance will not be identical to the performance of the corresponding Current Fund. Investment performance could be better or worse. While the person or persons currently serving as portfolio manager or co-portfolio manager for each Current Fund will serve as the initial portfolio manager or co-portfolio manager for the corresponding New Fund, Janus Capital reserves the right to add or change portfolio managers of the New Funds in its discretion, as it does with all mutual funds that it manages.

CAPITALIZATION. The following tables show the capitalization of each Current Fund as of September 30, 2006. The capitalization information for Institutional Shares and Service Shares also constitutes pro forma capitalization information for the New Funds, assuming that the Reorganization occurred on September 30, 2006. The actual initial capitalization of the New Funds will equal the capitalization of the Institutional Shares and Service Shares on the effective date of the Reorganization.


                                                                                  NET ASSETS
                                                                                --------------
CURRENT FUNDS
Janus Money Market Fund -- Institutional Shares                                 $5,636,220,874
Janus Money Market Fund -- Service Shares                                           26,955,063
Janus Government Money Market Fund -- Institutional Shares                         175,569,006
Janus Government Money Market Fund -- Service Shares                               755,105,991

NEW FUNDS
Janus Institutional Money Market Fund -- Institutional Shares                   $5,636,220,874
Janus Institutional Money Market Fund -- Service Shares                             26,955,063
Janus Institutional Government Money Market Fund -- Institutional Shares           175,569,006
Janus Institutional Government Money Market Fund -- Service Shares                 755,105,991


         FEES AND EXPENSES. Prior to the Closing Date, the Trustees of the New Trust shall adopt, for each class of a New Fund participating in the Reorganization, distribution plans and administration agreements and fees and transfer agent arrangements identical to those of the corresponding Transferring Class of each Transferring Fund. However, the assets of the New Funds are expected to be less than those of the Current Funds immediately following the Reorganization. Janus Capital has agreed to contractually waive a portion of the administrative services fees through December 1, 2008 that will be payable by the New Funds to Janus Capital under the administration agreements for the New Funds. Janus Capital currently waives such fees for the Current Fund on a voluntary basis.

         The two charts below provide additional detail about fees and expenses. The first chart shows the fees and expenses of the Current Funds as of April 30, 2006. The second chart shows fees and expenses for the New Funds, based on the estimated annualized expenses during their initial fiscal year.



                                 CURRENT FUNDS

                                                                          TOTAL ANNUAL                      NET ANNUAL
                                                                              FUND                             FUND
                                         MANAGEMENT          OTHER         OPERATING         EXPENSE         OPERATING
                                           FEE(1)         EXPENSES(2)       EXPENSES         WAIVERS         EXPENSES
                                         ----------       -----------     -------------      -------        -----------
Janus Money Market
   Fund--Institutional Shares.....         0.20%             0.15%            0.35%            N/A             0.35%
Janus Government Money Market
   Fund--Institutional Shares.....         0.20%             0.16%            0.36%            N/A             0.36%
Janus Money Market Fund--Service
   Shares.........................         0.20%             0.40%            0.60%            N/A             0.60%
Janus Government Money Market
   Fund--Service Shares...........         0.20%             0.41%            0.61%            N/A             0.61%

------------------

(1) The "Management Fee" is the investment advisory fee paid by the Funds to Janus Capital without taking into account any waivers. Janus Capital has agreed to voluntarily waive one-half of its advisory fee. As such, the waiver could change or be terminated at any time at the discretion of Janus Capital.

(2) Included in Other Expenses is an administrative services fee of 0.15% for Institutional Shares and 0.40% for Service Shares, respectively, of the average daily net assets of the Funds to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration services. Janus Capital has voluntarily agreed to waive a portion of its administrative fee. As such, the waiver could change or be terminated at any time at the discretion of Janus Capital.



                                   NEW FUNDS

                                                                          TOTAL ANNUAL                      NET ANNUAL
                                                                              FUND                             FUND
                                         MANAGEMENT          OTHER         OPERATING         EXPENSE         OPERATING
                                           FEE(1)         EXPENSES(2)       EXPENSES         WAIVERS         EXPENSES
                                         ----------       -----------     -------------      -------        -----------
Janus Institutional Money Market
   Fund--Institutional Shares.....         0.20%             0.15%           0.35%              0.17%           0.18%
Janus Institutional Government
   Money Market Fund--
   Institutional Shares.....               0.20%             0.16%           0.36%              0.20%           0.16%
Janus Institutional Money Market
   Fund--Service Shares...........         0.20%             0.40%           0.60%              0.17%           0.43%
Janus Institutional Government
   Money Market Fund--Service
   Shares.........................         0.20%             0.41%           0.61%              0.20%           0.41%

------------------

(1) The "Management Fee" is the investment advisory fee paid by the Funds to Janus Capital without taking into account any waivers. Janus Capital has contractually agreed to waive one-half of its advisory fee through December 1, 2008.

(2) Included in Other Expenses is an administrative services fee of 0.15% for Institutional Shares and 0.40% for Service Shares, respectively, of the average daily net assets of the Funds to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration services. Janus Capital has contractually agreed to waive a portion of its administrative services fee through December 1, 2008.

         OTHER SERVICE PROVIDERS. Janus Capital or its affiliates serve as administrator, distributor, and transfer agent of the New Funds, subject to substantially the same terms as those applicable to the Current Funds.

         SHAREHOLDER RIGHTS. Each Current Fund is a series of Janus Investment Fund, a Massachusetts business trust. Each New Fund is a series of Janus Adviser Series, a Delaware statutory trust. Shareholders will have similar rights before and after the Reorganization, except with respect to voting. Shareholders of each Current Fund are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of the Fund that they own. Shareholders of each New Fund are entitled to one vote per share (and fractional votes for fractional shares).

         In addition, under Massachusetts law, shareholders of each Current Fund could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and provides that shareholders shall be held harmless and shall be indemnified by Janus Investment Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Delaware law and the Amended and Restated Trust Instrument of Janus Adviser Series generally provide that shareholders are not personally liable for acts, omissions, liabilities or obligations of any kind of Janus Adviser Series.

         OFFICERS AND TRUSTEES. The Officers and Trustees of the Current Trust and the New Trust are identical.

         OTHER. The fiscal year end of each Current Fund is October 31. The fiscal year end of each New Fund will be July 31. The independent accountants for both the Current Funds and the New Funds are [To be updated by Amendment].

REASONS FOR THE REORGANIZATION

         The Trustees of Janus Investment Fund, including the Trustees who are not "interested persons" as that term is defined in the federal securities laws, have unanimously determined that the Reorganization is in the best interests of the Current Funds and that the interests of shareholders of those Funds will not be diluted as a result of the Reorganization. Therefore, the Trustees unanimously recommend that shareholders approve the Reorganization. We summarize below the key factors considered by the Trustees.

         As discussed above, the Reorganizations are part of a program to reorganize the money market funds offered by Janus Capital to create a more efficient product line and better meet the needs of retail and institutional investors. The Board, including the Independent Trustees, considered the Reorganization at a meeting held on October 6, 2006. The Board, including the Independent Trustees, voted to approve the Reorganization for each Fund and recommended that shareholders approve the proposals.

         Among other factors, the Board considered the following factors:

- Janus Capital's belief that the proposed transaction will benefit the Current Funds and the New Funds by creating separate funds, rather than multiple classes, for investors with differing needs. Specifically, the Reorganization will allow Janus Capital to offer services to institutional investors that are not necessary or desirable for retail investors, and will allow retail investors to avoid the costs of such services.

- Janus Capital's belief that the proposed transaction will benefit the holders of Institutional Shares and Service Shares by creating a separate fund with a more diversified institutional shareholder base which will leave such fund less vulnerable to any single shareholder's actions, and less affected by the seasonal cash flow tendencies of other shareholders who would have similar characteristics, which will, in turn, allow the portfolio managers to take better advantage of opportunities in the markets.

- The Reorganization will allow holders of Institutional Shares and Service Shares to continue their investment in a fund with investment objectives, policies, and restrictions identical to those of their Current Fund. The Reorganization is not expected to have any impact on the management of the New Funds.

- Although the estimated expenses of the New Funds are not expected to materially increase following the Reorganization, the New Funds will have lower assets. Janus Capital has agreed to contractually waive a portion of the fees for advisory and administrative services through December 1, 2008 that will be payable by the New Funds to Janus Capital under advisory and administration agreements that will be entered into in connection with the Reorganization. Such waivers are voluntary for the Current Funds.

- The Reorganization is not expected to create a taxable event for the participating Funds. While the Reorganization will create a taxable event for shareholders, no capital gain or loss is expected to be realized by shareholders because each Fund seeks to maintain a stable net asset value of $1.00 per share.

-        Janus Capital will bear all of the costs of the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

         Each Reorganization is intended to qualify for U.S. federal income tax purposes as a "redemption upon demand" for purposes of section 852(b)(6) of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Current Funds will not recognize a taxable gain or loss as a direct result of the Reorganization. The assets transferred to each New Fund will carry over their tax basis from the Current Fund, and neither the Current Fund nor the New Fund will recognize gain or loss as a result of the transactions constituting the Reorganization. As a condition to the closing of the Reorganization, the Current Trust will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The tax opinion is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.

         DISTRIBUTIONS. Immediately prior to the Reorganization, each Current Fund will distribute all undistributed ordinary income, if any.

         TAX EFFECT ON SHAREHOLDERS. The transaction will be treated as a sale of shares of the Current Fund and a purchase of shares of the New Fund. Accordingly, the basis for the New Fund shares received by a holder of Institutional Shares and Service Shares will be the net asset value per share of those New Fund shares on the date of the Reorganization, and the shareholders' holding period for those New Fund shares will begin on the following day. Although a sale of shares and subsequent redemption is a taxable event, shareholders are not expected to recognize a gain or loss in connection with the Reorganization because each Fund seeks to maintain a stable net asset value of $1.00 per share.

PERFORMANCE INFORMATION

         Janus Capital expects that performance information for each New Fund will include the performance information for the Institutional Shares and Service Shares classes of the corresponding Current Fund prior to the Reorganization date.

OTHER EFFECTS OF SHAREHOLDER APPROVAL

         If shareholders approve the proposed Reorganization, they will also be authorizing the approval of the investment advisory agreements for the New Funds. Technically, this approval will be accomplished by a vote of the Current Funds, as sole shareholders of the New Funds prior to the effective date of the Reorganization. As noted above, the terms of the investment advisory agreements between the New Funds and Janus Capital will be the same in all material respects as the current agreements between Janus Capital and the Current Funds (except that the New Trust will be a party and the effective date and term will be different).

         THE TRUSTEES OF JANUS INVESTMENT FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING

         Shareholders of the Institutional Shares and Service Shares of each Fund will vote separately as classes at the Meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar value of net asset value held in such shareholder's name. If you are not the owner of record but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

         Thirty percent of the outstanding shares of each of the Institutional Shares and Service Shares classes entitled to vote at the Meeting shall be a quorum for the transaction of business by that class at the Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of each of the Institutional Shares and Service Shares classes, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of the Fund.

         "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not represent votes cast with respect to adjournment or the proposal. Accordingly, assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against the respective proposal.

         Approval of each proposal will require the affirmative vote of a "majority of the outstanding voting securities" of each of the Institutional Shares and Service Shares classes of each Fund within the meaning of the 1940 Act. This means the lesser of (1) 67% or more of the shares present a the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

SHARE OWNERSHIP

As of the close of business on the Record Date, outstanding Institutional Shares and Service Shares of each Fund were as follows:

                                                       NUMBER OF
                                                        SHARES
                                                       ---------
JANUS MONEY MARKET FUND
   Institutional Shares
   Service Shares

JANUS GOVERNMENT MONEY MARKET FUND
   Institutional Shares
   Service Shares
                                                         -----


Beneficial owners of 5% or more of the outstanding shares of each Fund as of the Record Date are shown [in Exhibit B]. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of each Fund except as shown [in Exhibit B]. To the best knowledge of the Current Trust, [entities shown as owning 25% or more of each Fund,] unless otherwise indicated, are not the beneficial owners of such shares.

SOLICITATION OF PROXIES

         The cost of preparing, printing, and mailing the proxy card(s) and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone or otherwise, will be paid by Janus Capital. In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, may conduct additional solicitations personally, by telephone or by any other means available.

         Janus Capital has engaged Computershare Fund Services ("Computershare"), a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $___________ [per Fund,] plus expenses. Such expenses will be paid by Janus Capital. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

         Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus Capital for their expenses to the extent Janus Capital would have directly borne those expenses.

         As the Meeting date approaches, certain shareholders whose votes have not been received, may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read any recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Computershare immediately if his or her instructions are not accurately reflected in the confirmation.

         Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

         Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact Computershare at [ TOLL-FREE NUMBER]. Any proxy given by a shareholder is revocable until voted at the Meeting.

         Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the proposal described in this Proxy Statement.

LEGAL MATTERS

         Information regarding material pending legal proceedings involving Janus Capital or the Funds is attached as [Exhibit C] to this Proxy Statement.

SHAREHOLDER PROPOSAL FOR SUBSEQUENT MEETINGS

         The Funds are not required, and do not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus Capital and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter the Current Trust and the New Trust will hold a meeting of shareholders to elect Trustees. The New Trust is also subject to the terms of the SEC settlement. Shareholder meetings may be called from time to time as described in the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Current Trust. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in the Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of the Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by a Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

         Shareholders wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

SHAREHOLDER COMMUNICATIONS

         The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

         The Annual Report to shareholders of the Funds, including financial statements of the Funds, has previously been sent to shareholders. THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE FUNDS' MOST RECENT ANNUAL

REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-800-295-2687, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

         [To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds' transfer agent, Janus Services, at 1-800-525-3713 or notify the Funds' transfer agent in writing at P.O. Box 173375, Denver, Colorado 80217-3375.]

OTHER MATTERS TO COME BEFORE THE MEETING

         The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interests of the Trust and/or Fund.

         Please complete, sign and return the enclosed proxy card(s) or vote by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

                                INDEX OF EXHIBITS

EXHIBIT A:        FORM OF AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT B:        BENEFICIAL OWNERS

EXHIBIT C:        LEGAL MATTERS

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION dated as of _________, 2006 (the "Agreement"), between Janus Investment Fund, a Massachusetts business trust with offices at 151 Detroit Street, Denver, Colorado 80206 (the "Transferring Trust"), on behalf of the Institutional Shares class and Service Shares class (each, a Transferring Class") of its series, Janus Money Market Fund and Janus Government Money Market Fund (each series of the Transferring Trust, a "Transferring Fund"), and Janus Adviser Series, a Delaware statutory trust (the "Acquiring Trust"), on behalf of the Institutional Shares class and Service Shares class (each, an "Acquiring Class") of its series, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (each series of the Acquiring Trust, an "Acquiring Fund").

         WHEREAS, each Transferring Fund is authorized to issue three classes of shares, Investor Shares, Institutional Shares and Service Shares, and may issue additional classes in the future;

         WHEREAS, each Acquiring Fund is authorized to issue four classes of shares, Select Shares, Primary Shares, Institutional Shares and Service Shares, and may issue additional classes in the future;

WHEREAS, for each Transferring Class of a Transferring Fund, there is a corresponding Acquiring Class of each Acquiring Fund (and this Agreement refers to the Transferring Class and the corresponding Acquiring Class as "corresponding" classes) and for each Transferring Fund, there is an Acquiring Fund corresponding to each Transferring Fund as follows (and this Agreement refers to the Transferring Fund and the corresponding Acquiring Fund as "corresponding" funds):


                 TRANSFERRING TRUST                                     ACQUIRING TRUST
                 ------------------                                     ---------------
Janus Money Market Fund                               Janus Institutional Money Market Fund

Janus Government Money Market Fund                    Janus Institutional Government Money Market Fund


         WHEREAS, the Transferring Trust and the Acquiring Trust wish to effect a reorganization (the "Reorganization"), which will consist of designating each Transferring Class of each Transferring Fund as a new series of the Transferring Trust, assigning to each new series a portion of the assets and liabilities of the Transferring Fund equal in value to the aggregate net asset value of the Transferring Fund represented by the Transferring Classes, as applicable, transferring the assets and liabilities of the corresponding new series to the corresponding Acquiring Class of each Acquiring Fund in exchange for shares of the corresponding Acquiring Class of each Acquiring Fund (the "Acquiring Fund Shares") and the redemption of those Transferring Class shares by distribution in kind to the holders thereof of the corresponding

Acquiring Fund Shares, such actions to occur on the closing date provided for in paragraph 4.1 hereof (the "Closing Date"), all upon the terms and conditions hereinafter set forth in this Agreement;

         WHEREAS, as of the Closing Date, the Transferring Trust and the Acquiring Trust are registered, open-end management investment companies, each Transferring Class and Transferring Fund will be duly established and designated classes and series of the Transferring Trust, and each Acquiring Class and Acquiring Fund will be duly established and designated classes and series of the Acquiring Trust;

         WHEREAS, both the Transferring Trust and the Acquiring Trust will be authorized as of the Closing Date to issue shares of beneficial interest in connection with the Reorganization;

         WHEREAS, the Board of Trustees of the Transferring Trust has determined that the Reorganization is in the best interests of each Transferring Fund and that the interests of each Transferring Fund's shareholders would not be diluted as a result of the Reorganization;

         WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of each Acquiring Fund and that the interests of each Acquiring Fund's shareholders would not be diluted as a result of the Reorganization; and

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.       CREATION OF ACQUIRING FUNDS

         1.1 INVESTMENT OBJECTIVES, POLICIES AND PROCEDURES. Prior to the Closing Date, the Board of Trustees of the Acquiring Trust shall adopt for each Acquiring Fund investment objectives, policies and procedures identical to those of the corresponding Transferring Fund.

         1.2 AGREEMENTS AND PLANS. Prior to the Closing Date, the Board of Trustees of the Acquiring Trust shall adopt for each Acquiring Class of each Acquiring Fund investment advisory agreements, other agreements, and distribution and administration plans and fees substantially similar to those of the corresponding Transferring Class of the corresponding Transferring Fund.

         1.3 INITIAL SHAREHOLDER APPROVALS. Prior to the valuation time provided for in paragraph 3.1 hereof (the "Valuation Time"), each Acquiring Fund shall issue to the corresponding Transferring Fund one nominal share of the Acquiring Fund. No payment shall be made to the Acquiring Funds in connection with the issuance of these nominal shares. Provided that the shareholders of one or both Transferring Classes of a Transferring Fund have approved the Reorganization, the Board of Trustees of the Transferring Trust, or any officer of the Transferring Trust duly authorized by that Board, on behalf of the Transferring Fund as sole shareholder of the corresponding Acquiring Fund, shall approve the investment advisory agreement between the Acquiring Fund and Janus Capital Management LLC ("Janus Capital") substantially similar to the current advisory agreement between the corresponding Transferring Fund and Janus Capital, to take effect the day following the Closing Date. After these approvals, and before the Valuation Time, each Transferring Fund shall redeem its nominal share of the Acquiring Fund.

2.       REORGANIZATION

         2.1 CREATION OF NEW SERIES OF THE TRANSFERRING TRUST. Subject to the terms and conditions contained herein, the Transferring Trust agrees that, as of immediately prior to the Valuation Time, it will designate each Transferring Class of each Transferring Fund as a corresponding class of a separate series of the Transferring Trust (each an "Interim Transferring Fund"), and each Transferring Fund will allocate to the corresponding Interim Transferring Fund a portion of the assets and liabilities of the Transferring Fund, including securities and cash, having a value equal to the aggregate net asset value of all Transferring Class shares of the Transferring Fund, both full and fractional, issued and outstanding (collectively, the "Transferring Class Assets" of that Transferring Fund), such values to be determined as set forth in paragraph 3.1. Exhibit A to this Agreement identifies, for each Transferring Class of each Transferring Fund, its corresponding Interim Transferring Fund and the corresponding Acquiring Class of the corresponding Acquiring Fund. Where appropriate due to the size of the Transferring Class Assets (either in absolute terms or as a percentage of the entire Transferring Fund), the Transferring Class Assets shall consist of as nearly a prorata portion as is reasonably practical of each security or other asset held by the Transferring Fund as of immediately prior to the Valuation Time. If, however, the size of the Transferring Class Assets makes it impractical to apply such a prorata split to most of the securities held by the Transferring Fund, the Transferring Class Assets shall be selected in a manner equitable to all shareholders of the Transferring Fund. In any case, the Transferring Class Assets shall be selected in a manner such that the deviation between market value and amortized cost of each Interim Transferring Fund does not materially differ from the deviation between market value and amortized cost of the corresponding Transferring Class of the corresponding Transferring Fund immediately prior to the Valuation Time. If the Transferring Class Assets consist all or primarily of cash, Janus Capital shall bear the cost of the brokerage and other expenses incurred by the Acquiring Funds in investing the cash. The allocation of assets under this paragraph 2.1 shall be done in accordance with the Transferring Trust's procedures consistent with Rule 17a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and related no-action letters issued by the staff of the Securities and Exchange Commission, as if the allocation of assets were a sale of assets from each Transferring Class of a Transferring Fund to the corresponding Interim Transferring Fund; provided, however, instead of a cash payment, each Interim Transferring Fund will be considered to have issued its shares to the corresponding Transferring Class of the corresponding Transferring Fund with a value equal to the value of the corresponding Transferring Class Assets.

         2.2 TRANSFER OF ASSETS AND LIABILITIES; ISSUANCE OF SHARES. Subject to the terms and conditions contained herein:

                  (a) As of the Valuation Time, the Transferring Trust will transfer, convey and assign the Transferring Class Assets of each Interim Transferring Fund to the corresponding Acquiring Fund.

                  (b) In exchange therefor, each Acquiring Fund will (i) deliver to the corresponding Interim Transferring Fund a number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Transferring Class Shares of the corresponding Interim Transferring Fund outstanding as of the Valuation Time and (ii) take certain other actions, as set forth in paragraph 2.3. In lieu of delivering certificates for the Acquiring Fund Shares, each Acquiring Fund shall cause its transfer agent to credit the Acquiring Fund Shares to the corresponding Interim Transferring Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the corresponding Interim Transferring Fund.

         2.3 LIABILITIES. Each Transferring Fund will endeavor to discharge all of its known liabilities and obligations attributable to its Transferring Classes prior to the Closing Date to the extent reasonably practicable. Each Transferring Fund will transfer to the corresponding Interim Transferring Fund, which will assume, any such liabilities and obligations which have not been discharged prior to the Closing Date as provided for in paragraphs 2.1 and 2.2. The Acquiring Fund will, in turn, assume all such known liabilities, debts, obligations and duties of the Interim Transferring Fund.

         2.4 DELIVERY OF TRANSFERRING CLASS ASSETS. Each Interim Transferring Fund shall deliver the Transferring Class Assets at the closing provided for in paragraph 4.1 (the "Closing") to the custodian for the corresponding Acquiring Fund (each, a "Custodian"), for the account of the corresponding Acquiring Class of the corresponding Acquiring Fund, all securities not in bearer form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the corresponding Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the corresponding Acquiring Fund.

         2.5 SUBSEQUENT DIVIDENDS OR INTEREST PAYMENTS. Each Transferring Class of each Transferring Fund will pay or cause to be paid to the corresponding Acquiring Class of the corresponding Acquiring Fund any dividends or interest received on or after the Closing Date with respect to any of the Transferring Class Assets. Each Transferring Class of the Transferring Fund will transfer to the corresponding Acquiring Class of the corresponding Acquiring Fund any distributions, rights or other assets received by (and attributable to the Transferring Classes of) the Transferring Fund on or after the Closing Date as distributions on or with respect to any of the Transferring Class Assets. Such assets shall be deemed included in the Transferring Class Assets and shall not be separately valued.

         2.6 DISTRIBUTION OF ACQUIRING FUND SHARES. As soon after the Closing as is conveniently possible, each Interim Transferring Fund will distribute in kind pro rata to the holders of record the shares of the corresponding Transferring Classes of the corresponding Transferring Fund, determined as of the Valuation Time, in redemption of such shares of the Transferring Classes, the Acquiring Fund Shares received by the Interim Transferring Fund pursuant to paragraph 2.2. Such distribution will be accomplished by the transfer agent of each Acquiring Fund transferring the Acquiring Fund Shares then credited to the account of the corresponding Interim Transferring Funds on the books of the Acquiring Fund to open accounts on such books in the names of the holders of the Interim Transferring Funds' shares and representing the respective pro rata number of the Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of each Interim Transferring Fund will simultaneously be canceled on the books of the Interim Transferring Fund.

         2.7 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than that of the registered holder of the redeemed Interim Transferring Fund shares on the books of the Transferring Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         2.8 REPORTING RESPONSIBILITIES. Any reporting responsibility of the Transferring Funds is and shall remain the responsibility of the Transferring Funds after the Reorganization.

         2.9 EXPENSES. Janus Capital shall bear all expenses incurred in connection with the Agreement and the transactions contemplated herein.

3.       VALUATION

         3.1 VALUATION OF THE TRANSFERRING CLASS ASSETS. The value of the Transferring Class Assets of each Transferring Fund shall be their values computed as of the close of the regular trading session on the New York Stock Exchange (normally 4:00 p.m., New York City time) on the Closing Date (the "Valuation Time") based on the Transferring Fund's valuation procedures set forth in the Transferring Fund's then-current Prospectus and Statement of Additional Information and the Transferring Fund's procedures under Rule 17a-7 under the 1940 Act. The aggregate net asset value of the shares of each Transferring Class of each Transferring Fund, both full and fractional, issued and outstanding, shall be equal to (a) the number of Transferring Class shares issued and outstanding at the Valuation Time, multiplied by (b) the net asset value per share of a Transferring Class share computed as of the Valuation Time, based on the Transferring Fund's valuation procedures set forth in the Transferring Fund's then-current Prospectus and Statement of Additional Information [and the Transferring Fund's procedures under Rule 17a-7 under the 1940 Act].

         3.2 NET ASSET VALUES OF THE ACQUIRING FUNDS. The net asset value of a share of an Acquiring Class of an Acquiring Fund as of the Valuation Time shall be the same as net asset value per share of the corresponding Transferring Class shares of the corresponding Transferring Fund computed as of the Valuation Time in accordance with paragraph 3.1.

4.       CLOSING AND CLOSING DATE

         4.1 CLOSING TIME AND PLACE. Subject to the provisions of Section 8 of this Agreement, the Closing Date shall be February 23, 2007, or such other date as the parties may mutually agree. All acts taking place on the Closing Date, other than the acts called for by paragraph 1.3 hereof, shall be deemed to take place simultaneously as of the close of the regular trading session on the New York Stock Exchange on the Closing Date unless otherwise provided, notwithstanding that the Closing shall be held at 4:30 p.m., Mountain time, on the

Closing Date at the offices of Janus Capital, 151 Detroit Street, Denver, Colorado 80206, or at such other time and/or place as the parties may mutually agree.

         4.2 CUSTODIAN CERTIFICATE. Each Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Transferring Class Assets for each Interim Transferring Fund have been delivered in proper form to each Acquiring Fund.

         4.3 DELAY IN VALUATION. If at the Valuation Time (a) the trading market or markets for portfolio securities of any Interim Transferring Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading in such market or markets shall be disrupted so that accurate appraisal of the value of the net assets of the Transferring Class Assets is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         4.4 TRANSFER AGENT CERTIFICATES. The transfer agent for the Transferring Trust shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the shareholders of each Interim Transferring Fund and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The transfer agent for the Acquiring Trust shall issue and deliver to the Secretary of the Transferring Trust a confirmation, or other evidence satisfactory to the Transferring Trust, that the shares of each Acquiring Class of each Acquiring Fund to be transferred to the corresponding Interim Transferring Fund on the Closing Date have been credited to the Interim Transferring Fund's account on the books of the Acquiring Fund.

         4.5 OTHER DOCUMENTS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES

         5.1 REPRESENTATIONS AND WARRANTIES OF THE TRANSFERRING TRUST. The Transferring Trust represents and warrants to the Acquiring Trust as follows:

                  (a) Structure and Standing. The Transferring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

                  (b) SEC Registration. The Transferring Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) Series and Classes. Each Transferring Fund and Transferring Class is a duly established and designated series and class, respectively, of the Transferring Trust. On or before the Closing Date, the Transferring Trust will designate each Interim Transferring Fund as a duly established and designated series of the Transferring Trust.

                  (d) Prospectus. The current prospectus and statement of additional information of the Transferring Classes of each Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) Declaration of Trust. The Transferring Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Transferring Trust's Amended and Restated Declaration of Trust dated March 18, 2003 (the "Declaration of Trust") or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Transferring Trust or any Transferring Fund is a party or by which it is bound.

                  (f) Contracts. The Transferring Trust has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to any Transferring Fund's Transferring Classes on or prior to the Closing Date.

                  (g) Litigation. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Transferring Trust with respect to its Transferring Funds or any of their properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Transferring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (h) Financial Statements. The Statements of Assets and Liabilities of each Transferring Class of each Transferring Fund for the fiscal years ended October 31, 2004, 2005 and 2006 have been audited by PricewaterhouseCoopers, LLP, independent auditors; such financial statements are in accordance with generally accepted accounting principles, consistently applied; such statements (copies of which have been furnished to the Acquiring Trust) fairly reflect the financial condition of the Transferring Classes of the Transferring Funds as of such dates; and there are no known contingent liabilities of the Transferring Classes of the Transferring Funds as of such dates not disclosed therein.

                  (i) No Material Changes. Since October 31, 2006, there has not been any material adverse change in the Transferring Funds' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by any Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred.

                  (j) Tax Returns. At the Closing Date, all federal and other tax returns and reports of the Transferring Funds required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof; and, to the best of the Transferring Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

                  (k) RIC Status. For each taxable year of the Transferring Funds ended on or prior to the Closing Date, they have met the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, and will continue to meet all such requirements for the taxable year that includes the Closing Date.

                  (l) Shares. All issued and outstanding shares of each Transferring Class of each Transferring Fund are duly and validly issued and outstanding, fully paid and nonassessable by the Transferring Fund, except to the extent that under Massachusetts law shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations. All of the issued and outstanding shares of the Interim Transferring Funds, at the Valuation Time, will be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.4. The Interim Transferring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of any Interim Transferring Fund, nor is there outstanding any security convertible into any share of any of the Interim Transferring Funds, except such as are contemplated herein.

                  (m) Authority to Transfer Transferring Class Assets. On the Closing Date, each Interim Transferring Fund will have full right, power and authority to sell, assign, transfer and deliver the Transferring Class Assets.

                  (n) Authorization. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Transferring Trust's Board of Trustees; and, subject to the approval of the shareholders of the Transferring Classes of each Transferring Fund and assuming due execution and delivery hereof by the Acquiring Trust, this Agreement will constitute the valid and legally binding obligation of the Transferring Trust on behalf of its series, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (o) Proxy Statement. The Proxy Statement (as defined in paragraph 6.3 hereof) (other than information that relates to or has been furnished by the Acquiring Trust) will, on the mailing date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         5.2 REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST. The Acquiring Trust represents and warrants to the Transferring Trust as follows:

                  (a) Structure and Standing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own its properties and assets and to carry out this Agreement.

                  (b) SEC Registration. The Acquiring Trust is registered under the 1940 Act as an open-end, management investment company, and, as of the Closing Date, such registration will not have been revoked or rescinded and will be in full force and effect.

                  (c) Prospectus. Each Acquiring Fund's prospectus and statement of additional information that is or will be included in the Acquiring Trust's registration statement will, at the time the registration statement becomes effective, conform in all material respects to the applicable requirements of the 1933 Act, the 1940 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Trust Instrument. The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Amended and Restated Trust Instrument dated March 18, 2003, as amended (the "Trust Instrument"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound.

                  (e) Litigation. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Trust or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (f) Shares. All shares of the Acquiring Trust issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Trust, except to the extent that under Delaware law shareholders of a statutory trust may, under certain circumstances, be held personally liable for its obligations. The Acquiring Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Trust, nor is there outstanding any security convertible into any shares of the Acquiring Trust, except such as are contemplated herein.

                  (g) Authorization. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Trust's Board of Trustees; and, assuming due execution and delivery hereof by the Transferring Trust, this Agreement will constitute the valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring

         Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (h) Proxy Statement. The Proxy Statement (only insofar as it relates to the Acquiring Trust and is based on information furnished by the Acquiring Trust) will, on the mailing date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

6.       COVENANTS OF THE TRANSFERRING TRUST AND THE ACQUIRING TRUST

         6.1 ORDINARY COURSE. The Transferring Trust will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions in the ordinary course and on the Closing Date.

         6.2 SHAREHOLDER MEETING. The Transferring Trust shall call a meeting of its Transferring Class shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         6.3 PROXY STATEMENT. The Transferring Trust and the Acquiring Trust shall cooperate in the provision of all information reasonably necessary for the preparation, filing and mailing of the proxy statement in connection with the meeting of the Transferring Class shareholders to consider approval of this Agreement and the transactions contemplated herein (the "Proxy Statement").

         6.4 APPROVALS. The Acquiring Trust shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         6.5 ADDITIONAL ACTIONS. Subject to the provisions of this Agreement, the Transferring Trust and the Acquiring Trust will each take, or cause to be taken, all action and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

7.       CONDITIONS PRECEDENT

         7.1 CONDITIONS PRECEDENT TO OBLIGATION OF THE ACQUIRING TRUST. The obligations of the Acquiring Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                  (a) Representation and Warranties. All representations and warranties of the Transferring Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing with the same force and effect as if made on the Closing Date and as of the Closing.

                  (b) Certificates. The Transferring Trust shall have delivered to the Acquiring Trust at the Closing a certificate executed in its name by its President and a Vice President, in form and substance reasonably satisfactory to the Acquiring Trust, to the effect that the representations and warranties of the Transferring Trust made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquiring Trust shall reasonably request.

         7.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING TRUST. The obligations of the Transferring Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                  (a) Representations and Warranties. All representations and warranties of the Acquiring Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing with the same force and effect as if made on the Closing Date and as of the Closing.

                  (b) Certificate. The Acquiring Trust shall have delivered to the Transferring Trust at the Closing a certificate executed in its name by its President and a Vice President, in form and substance reasonably satisfactory to the Transferring Trust, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Transferring Trust shall reasonably request.

         7.3 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING TRUST AND THE ACQUIRING TRUST. If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Transferring Trust or the Acquiring Trust, the other party to this Agreement, at its option, shall not be required to consummate the transactions contemplated herein.

                  (a) Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Transferring Class of each of the Transferring Funds in accordance with the provisions of the Transferring Trust's Declaration of Trust and the 1940 Act. If the shareholders of Transferring Classes of some but not all of the Transferring Funds approve this Agreement and the transactions contemplated herein, the Board of Trustees of the Transferring Trust or of the Acquiring Trust may terminate this Agreement pursuant to Section 8 or may determine to proceed with the Agreement and the transactions with respect to the Transferring Classes or Transferring Funds for which a necessary shareholder approval was obtained.

                  (b) Litigation. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  (c) Consents and Approvals. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Transferring Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Transferring Trust or the Acquiring Trust.

                  (d) Distribution. Each Transferring Class of each Transferring Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing to the Transferring Fund's shareholders all of its investment company taxable income, and net interest income excludable from gross income under section 103(a) of the Code, for all its taxable years ended on or prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and any net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

                  (e) Tax Opinion. The Transferring Trust has received an opinion from Vedder, Price, Kaufman & Kammholz, P.C. regarding the tax effects of the Reorganization, and the Transferring Trust has taken any actions contemplated, recommended or required by the opinion.

                  (f) Amortized Cost and Market Value Deviation. The net asset value per share of the Transferring Fund calculated using market values shall not deviate by more than .5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof to the Closing.

8.       TERMINATION OF AGREEMENT

         8.1 TERMINATION. This Agreement and the transactions contemplated herein may be terminated and abandoned by resolution of the Board of Trustees of the Transferring Trust or of the Acquiring Trust, as the case may be, at any time at or prior to the Closing Date (notwithstanding any vote of shareholders) if: (a) circumstances should develop that, in the opinion of either such Board, make proceeding with this Agreement inadvisable; (b) a material breach by the other party of any representation, warranty or agreement contained therein has occurred; (c) a condition to the obligation of the terminating party cannot reasonably be met.

         8.2 EFFECT OF TERMINATION. If this Agreement is terminated and the Reorganization is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of either party hereto or the Trustees, officers or shareholders of the Transferring Trust or of the Acquiring Trust, as the case may be, in respect of this Agreement. If this Agreement is terminated or the exchange contemplated herein is abandoned, Janus Capital shall bear all expenses incurred in connection with this Agreement and the transactions contemplated herein up to the time of such termination or abandonment.

9.       MISCELLANEOUS

         9.1 WAIVER. At any time prior to the Closing Date, any of the conditions set forth in Section 7 may be waived by the Board of Trustees of the Transferring Trust or of the Acquiring Trust, as the case may be, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the Transferring Trust or the Acquiring Trust as the case may be.

         9.2 CAPTIONS. The captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         9.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties included or provided for herein shall survive consummation of the Reorganization.

         9.4 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

         9.5 AUTHORIZATIONS. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by a Transferring Fund or an Interim Transferring Fund are made and shall be taken or undertaken by the Transferring Trust on behalf of the Transferring Fund or the Interim Transferring Fund. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by an Acquiring Fund are made and shall be taken or undertaken by the Acquiring Trust on behalf of the Acquiring Fund.

         9.6 TRUST DISCLOSURE. Copies of the Declaration of Trust of the Transferring Trust and the Trust Instrument of Acquiring Trust are on file with the Secretaries of the Transferring Trust and the Acquiring Trust, respectively. This Agreement is executed by the undersigned officers on behalf of the Transferring Trust and the Acquiring Trust, respectively, and not on behalf of such officers or the Trustees of either the Transferring Trust or the Acquiring Trust as individuals. The respective obligations of the Transferring Trust and the Acquiring Trust under this Agreement are not binding upon any of their respective Trustees, officers or shareholders individually.

         9.7 CHOICE OF LAW. This Agreement shall be governed and construed in accordance with the internal laws of the [State of Delaware/Commonwealth of Massachusetts], without giving effect to principles of conflict of laws.

         9.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         9.9 ASSIGNMENT. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the Transferring Trust, on behalf of the Transferring Funds, and the Acquiring Trust, on behalf of the Acquiring Funds, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.


                                                          JANUS INVESTMENT FUND on behalf of Janus Money Market
                                                          Fund and Janus Government Money Market Fund

ATTEST:                                                   By:
         ------------------------------------------          --------------------------------------------------
          Secretary                                          Vice President

                                                          JANUS ADVISER SERIES on behalf of Janus Institutional
                                                          Money Market Fund and Janus Institutional Government
                                                          Money Market Fund

ATTEST:                                                   By:
         ------------------------------------------          --------------------------------------------------
          Secretary                                          Vice President


The undersigned is a party to this Agreement solely for the purpose of Sections
2.9 and 8.2.


                                                          JANUS CAPITAL MANAGEMENT LLC


ATTEST:                                                   By:
         ------------------------------------------          --------------------------------------------------
                                                             Name:
                                                                  ---------------------------------------------
                                                             Title:
                                                                   --------------------------------------------

                EXHIBIT A TO AGREEMENT AND PLAN OF REORGANIZATION

       (Transferring Fund/Class                  Interim Transferring               Acquiring Fund/Class (each
        (each a series of Janus              Fund/Class (each a series of            a series of Janus Adviser
           Investment Fund)                     Janus Investment Fund)                        Series)
        JANUS MONEY MARKET FUND             JANUS INTERIM MONEY MARKET FUND     JANUS INSTITUTIONAL MONEY MARKET FUND
         Institutional Shares                    Institutional Shares                   Institutional Shares
            Service Shares                          Service Shares                         Service Shares

  JANUS GOVERNMENT MONEY MARKET FUND        JANUS INTERIM GOVERNMENT MONEY      JANUS INSTITUTIONAL GOVERNMENT MONEY
                                                      MARKET FUND                            MARKET FUND
         Institutional Shares                    Institutional Shares                   Institutional Shares
            Service Shares                          Service Shares                         Service Shares

                               FORM OF PROXY CARD

                 JANUS MONEY MARKET FUND -- INSTITUTIONAL SHARES

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 1, 2007



THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND ("TRUST"). The undersigned, revoking previous proxies, hereby appoints Kelley A. Howes, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Money Market Fund -- Institutional Shares, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on February 1, 2007 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.


                                          VOTE VIA THE INTERNET: [     ]
                                          VOTE VIA THE TELEPHONE:[     ]
                                          [                                    ]


                                  NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

                                  ----------------------------  ----------------
                                  Signature                     Date


                                  ----------------------------  ----------------
                                  Signature (Joint Owners)      Date




                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

      [COMPUTER GRAPHIC]                   [TELEPHONE GRAPHIC]              [ENVELOPE GRAPHIC]              [PERSON GRAPHIC]
     VOTE ON THE INTERNET                     VOTE BY PHONE                   VOTE BY MAIL                   VOTE IN PERSON
          LOG ON TO:                     CALL [                 ]     VOTE, SIGN AND DATE THIS PROXY    ATTEND SHAREHOLDER MEETING
  [                       ]                FOLLOW THE RECORDED           CARD AND RETURN IN THE              JW MARRIOTT HOTEL
FOLLOW THE ON-SCREEN INSTRUCTIONS             INSTRUCTIONS                POSTAGE-PAID ENVELOPE              150 CLAYTON LANE
      AVAILABLE 24 HOURS                    AVAILABLE 24 HOURS                                                  DENVER, CO
                                                                                                            ON FEBRUARY 1, 2007


                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD.



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:  [ ]


   o APPROVE THE TRANSACTIONS CONTEMPLATED UNDER AN AGREEMENT AND PLAN OF REORGANIZATION, WHICH WOULD RESULT IN THE TRANSFER OF ASSETS RELATING TO THE INSTITUTIONAL SHARES OF JANUS MONEY MARKET FUND TO THE INSTITUTIONAL SHARES OF JANUS INSTITUTIONAL MONEY MARKET FUND (A CORRESPONDING FUND OF JANUS ADVISER SERIES).


                       FOR             AGAINST           ABSTAIN
                       [ ]               [ ]               [ ]

                               FORM OF PROXY CARD

                    JANUS MONEY MARKET FUND -- SERVICE SHARES

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 1, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND ("TRUST"). The undersigned, revoking previous proxies, hereby appoints Kelley A. Howes, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Money Market Fund -- Service Shares, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on February 1, 2007 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.



                                          VOTE VIA THE INTERNET: [     ]
                                          VOTE VIA THE TELEPHONE:[     ]
                                          [                                    ]


                                  NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                                  ----------------------------  ----------------
                                  Signature                     Date


                                  ----------------------------  ----------------
                                  Signature (Joint Owners)      Date



                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

      [COMPUTER GRAPHIC]                   [TELEPHONE GRAPHIC]             [ENVELOPE GRAPHIC]               [PERSON GRAPHIC]
     VOTE ON THE INTERNET                     VOTE BY PHONE                   VOTE BY MAIL                   VOTE IN PERSON
          LOG ON TO:                     CALL [                 ]     VOTE, SIGN AND DATE THIS PROXY    ATTEND SHAREHOLDER MEETING
  [                       ]                FOLLOW THE RECORDED           CARD AND RETURN IN THE              JW MARRIOTT HOTEL
FOLLOW THE ON-SCREEN INSTRUCTIONS             INSTRUCTIONS                POSTAGE-PAID ENVELOPE              150 CLAYTON LANE
      AVAILABLE 24 HOURS                    AVAILABLE 24 HOURS                                                  DENVER, CO
                                                                                                            ON FEBRUARY 1, 2007

                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD.


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: [ ]

   o APPROVE THE TRANSACTIONS CONTEMPLATED UNDER AN AGREEMENT AND PLAN OF REORGANIZATION, WHICH WOULD RESULT IN THE TRANSFER OF ASSETS RELATING TO THE SERVICE SHARES OF JANUS MONEY MARKET FUND TO THE SERVICE SHARES OF JANUS INSTITUTIONAL MONEY MARKET FUND (A CORRESPONDING FUND OF JANUS ADVISER SERIES).


                       FOR             AGAINST           ABSTAIN
                       [ ]               [ ]               [ ]

                               FORM OF PROXY CARD

           JANUS GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL SHARES

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 1, 2007




THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND ("TRUST"). The undersigned, revoking previous proxies, hereby appoints Kelley A. Howes, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Government Money Market Fund -- Institutional Shares, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on February 1, 2007 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.


                                          VOTE VIA THE INTERNET: [     ]
                                          VOTE VIA THE TELEPHONE:[     ]
                                          [                                    ]



                                  NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                                  ----------------------------  ----------------
                                  Signature                     Date


                                  ----------------------------  ----------------
                                  Signature (Joint Owners)      Date





                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

      [COMPUTER GRAPHIC]                   [TELEPHONE GRAPHIC]             [ENVELOPE GRAPHIC]              [PERSON GRAPHIC]
     VOTE ON THE INTERNET                     VOTE BY PHONE                   VOTE BY MAIL                   VOTE IN PERSON
          LOG ON TO:                     CALL [                 ]     VOTE, SIGN AND DATE THIS PROXY    ATTEND SHAREHOLDER MEETING
  [                       ]                FOLLOW THE RECORDED           CARD AND RETURN IN THE              JW MARRIOTT HOTEL
FOLLOW THE ON-SCREEN INSTRUCTIONS             INSTRUCTIONS                POSTAGE-PAID ENVELOPE              150 CLAYTON LANE
      AVAILABLE 24 HOURS                    AVAILABLE 24 HOURS                                                  DENVER, CO
                                                                                                           ON FEBRUARY 1, 2007


                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD.



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: [ ]

   o APPROVE THE TRANSACTIONS CONTEMPLATED UNDER AN AGREEMENT AND PLAN OF REORGANIZATION, WHICH WOULD RESULT IN THE TRANSFER OF ASSETS RELATING TO THE INSTITUTIONAL SHARES OF JANUS GOVERNMENT MONEY MARKET FUND TO THE INSTITUTIONAL SHARES OF JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND (A CORRESPONDING FUND OF JANUS ADVISER SERIES).


                       FOR             AGAINST           ABSTAIN
                       [ ]               [ ]               [ ]

                               FORM OF PROXY CARD

              JANUS GOVERNMENT MONEY MARKET FUND -- SERVICE SHARES

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD FEBRUARY 1, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND ("TRUST"). The undersigned, revoking previous proxies, hereby appoints Kelley A. Howes, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Government Money Market Fund -- Service Shares, to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on February 1, 2007 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.


                                          VOTE VIA THE INTERNET: [     ]
                                          VOTE VIA THE TELEPHONE:[     ]
                                          [                                    ]


                                  NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                                  ----------------------------  ----------------
                                  Signature                     Date


                                  ----------------------------  ----------------
                                  Signature (Joint Owners)      Date



                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

      [COMPUTER GRAPHIC]                   [TELEPHONE GRAPHIC]              [ENVELOPE GRAPHIC]              [PERSON GRAPHIC]
     VOTE ON THE INTERNET                     VOTE BY PHONE                   VOTE BY MAIL                   VOTE IN PERSON
          LOG ON TO:                     CALL [                 ]     VOTE, SIGN AND DATE THIS PROXY    ATTEND SHAREHOLDER MEETING
  [                       ]                FOLLOW THE RECORDED           CARD AND RETURN IN THE              JW MARRIOTT HOTEL
FOLLOW THE ON-SCREEN INSTRUCTIONS             INSTRUCTIONS                POSTAGE-PAID ENVELOPE              150 CLAYTON LANE
      AVAILABLE 24 HOURS                    AVAILABLE 24 HOURS                                                  DENVER, CO
                                                                                                            ON FEBRUARY 1, 2007



                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD.



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: [ ]

   o APPROVE THE TRANSACTIONS CONTEMPLATED UNDER AN AGREEMENT AND PLAN OF REORGANIZATION, WHICH WOULD RESULT IN THE TRANSFER OF ASSETS RELATING TO THE SERVICE SHARES OF JANUS GOVERNMENT MONEY MARKET FUND TO THE SERVICE SHARES OF JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND (A CORRESPONDING FUND OF JANUS ADVISER SERIES).


                       FOR             AGAINST           ABSTAIN
                       [ ]               [ ]               [ ]